UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2008
UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 River Place, Suite 4950, Detroit, Michigan	48207

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(313) 393-4571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01.	OTHER EVENTS.
On April 22, 2008, United American Healthcare Corporation issued a press release attached as Exhibit 99.1 hereto, announcing the public announcement by the Bureau of TennCare of its selection of organizations, not including our subsidiary UAHC Health Plan of Tennessee, Inc., to receive certain new TennCare contracts.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(C) EXHIBITS.
99.1 Press release dated April 22, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2008	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ Stephen D. Harris
		Name:	Stephen D. Harris
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of United American Healthcare Corporation dated April 22, 2008.